BAILARD, BIEHL & KAISER

DIVERSA FUND

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Shareholders' Letter...........................................................1

Schedule of Investments........................................................4

Cumulative Total Return.......................................................10

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities...........................................11

Statement of Operations.......................................................12

Statement of Changes in Net Assets............................................13

Financial Highlights..........................................................14

Notes to Financial Statements.................................................15

Report of Independent Accountants.............................................18

November 30, 2001


Dear Shareholder:

This Bailard, Biehl & Kaiser Diversa Fund Annual Shareholders Report covers one of the more difficult twelve-month periods for the world's equity markets. During the year ended September 30, 2001, both the U.S. and international stock markets experienced significant double-digit losses. In this letter, we will discuss the reasons for the correction, how the Diversa Fund has performed during this period of market volatility, and our economic and investment outlook.

MARKET REVIEW AND PERFORMANCE UPDATE

The twelve months ended September 30, 2001 witnessed a major correction in the world's equity markets. During this period, the S&P 500 declined -26.6%, the technology laden Nasdaq 100 fell -67.3% and the MSCI EAFE (US$) international stock index dropped -28.3%. Most sectors of the U.S. stock market experienced similar losses. Only small-cap value and mid-cap value stocks were able to eke out a small positive return over this period.1

What caused such a steep decline in the world's equity markets? The correction was primarily due to three factors: 1) the bursting of the "new economy" technology bubble that had previously pushed stock prices up to unrealistic levels; 2) a synchronized slowdown in all of the world's major economies; and 3) the terrorist attacks of September 11th. Thanks to the implosion of the high technology sector, the U.S. economy was already on the verge of a recession when the terrorist attacks exploded on the economic and investment landscape. The tragedy forced the U.S. stock markets to close for four days and added an unwelcome note of uncertainty to an already difficult investing environment.

As stock prices declined, bond prices rose. The Merrill Lynch
Corporate/Government Master bond index returned 13.4% for the year ended September 30, 2001.(1) International bonds also posted gains. Bonds benefited from declining interest rates and fewer fears of inflation as the U.S. economy rapidly decelerated. Short-term interest rates fell more than long rates as the Fed repeatedly lowered the Fed Funds rate in an attempt to stimulate the economy.

The Bailard, Biehl & Kaiser Diversa Fund declined -13.2% for the twelve months ended September 30, 2001.(2) Gains from bonds, which represented a significant portion of the Fund's investments, helped offset some of the losses from U.S. and international stocks. Diversa's U.S. and international stocks outperformed their respective benchmarks over the one-year period.

The Fund also benefited from being overweight in cash and U.S. bonds and underweight in stocks during the first calendar quarter of 2001. In such an adverse market environment, we are pleased that Diversa's multi-asset diversification reduced its total losses to only half that experienced by the S&P 500 stock index for the year.

MARKET OUTLOOK

By the end of October, the U.S. stock market had recovered most if not all of the ground lost since the September 11th terrorist attacks. Yet, consumer and business confidence, already weakened by economic slowdown and market decline, have been further shaken by recent events.

History suggests that difficult times like these are often associated with market bottoms rather than selling opportunities. However, recession and terrorism make the outlook particularly complicated. While much will depend on the perceived success of America's War on Terrorism, much will also depend on the fight to overcome recession. The global stock markets could recover strongly if the War on Terrorism goes well and if the Fed's aggressive interest rate cuts and the federal government's fiscal stimulus are successful in turning around the U.S. economy by the middle of next year. A more protracted struggle, however, might mean that both the economy and stock markets could remain volatile, moving in starts and stops in response to news from both the economic and the terrorist fronts. In the worst case, escalation on the war front coupled with prolonged recession could send stocks falling significantly further. At this stage, it is extremely difficult to predict which of these outcomes is most likely.

INVESTMENT STRATEGY

Today's equity markets possess many of the features that in past recessions have signaled a bottom for stock markets. These include near-term gloom about the economic outlook, dismal and disappointing corporate earnings reports, an aggressively easing monetary policy and a negative event (terrorist attack) that has further reduced any optimism left in the markets. One important feature that we have not yet seen, however, is the stock market moving to an extremely undervalued position. Although U.S. stocks have fallen far from their highs, from a fundamental valuation standpoint they are at best only reasonably priced. With P/Es still above 20 times earnings, U.S. stocks are certainly not a bargain.

Given the uncertainties of today's geopolitical struggle and the valuation levels still present in the market, we are maintaining a neutral asset allocation strategy. At the same time, we continue to remain alert to any opportunities within each asset class that may result from excessive market volatility. (For example, we added to Diversa's insurance sector holdings in late September because our analysis revealed that a number of these stocks had been irrationally oversold in the crisis.) Overall, the Fund's diversified stance should allow it to benefit from a favorable outcome from the current situation, while protecting it against additional deterioration in the economic and political outlook. The current strategic asset allocation targets of the Bailard, Biehl & Kaiser Diversa Fund are 2% cash equivalents, 34% bonds, 49% U.S. stocks and 15% international stocks.

[PIE CHART]

U.S. Stocks              49%
Bonds                    34%
International Stocks     15%
Cash                      2%

[END PIE CHART]

THESE ARE THE STRATEGIC ASSET ALLOCATION TARGETS FOR THE BAILARD, BIEHL & KAISER DIVERSA FUND AS OF NOVEMBER 21, 2001. THE FUND'S ACTUAL ASSET ALLOCATIONS MAY FLUCTUATE FROM TIME TO TIME ABOVE OR BELOW THESE TARGETS.

CLOSING COMMENTS

Major market corrections can be very unsettling. No one likes to experience losses, and the terrorist attacks have introduced a new element of uncertainty into the equation. However, we take comfort from the fact that, historically, long-term economic progress has always returned after past crises. In awaiting this renewed positive environment, Diversa's multi-asset diversification should provide reduced risk relative to an equity only portfolio.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,

/s/ Thomas E. Bailard                       /s/ Burnie E. Sparks, Jr. CFA

Thomas E. Bailard                           Burnie E. Sparks, Jr., CFA
Chairman                                    President

----------
(1) The performance quoted represents past performance and is no indication of future results. The MSCI EAFE ($US) is net of withholding taxes on foreign income. Small-cap value and mid-cap value performance comments based on returns of the Wilshire Small Value and Wilshire MidCap Value indices.
(2)  Total returns for investment periods ended September 30, 2001: 3 months:
     -7.40%, 12 months: -13.17%; 5 years: 3.87% annualized; 10 years: 6.27%
     annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming all dividends and distribution by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                         PAR VALUE      VALUE
                                                         ---------      -----
   DOMESTIC SECURITIES (85.2%)

   DOMESTIC FIXED INCOME (37.3%)

   CORPORATE BONDS (1.4%)

   Ford Motor Credit Co.                                 $  200,000   $  211,326
     7.875%  06/15/10
   Sensient Technologies Corp.                              100,000       97,109
     6.500%  04/01/09
                                                                      ----------
   Total Corporate Bonds                                                 308,435
                                                                      ----------

   GOVERNMENT AGENCY (3.4%)

   Federal Farm Credit Banks                                250,000      288,768
     7.375%  02/09/10
   Federal Home Loan Banks                                  200,000      208,919
     5.250%  04/22/04
   Federal National Mortgage Association                    250,000      255,602
     6.500%  04/29/09
                                                                      ----------
   Total Government Agency                                               753,289
                                                                      ----------

   UNITED STATES TREASURY OBLIGATIONS (32.5%)

   United States Treasury Bonds                             725,000      808,290
     8.750%  11/15/08
   United States Treasury Bonds                             325,000      426,410
     8.000%  11/15/21
   United States Treasury Notes                             350,000      394,078
     6.625%  05/15/07
   United States Treasury Notes                             525,000      562,079
     5.500%  02/15/08
   United States Treasury Notes                             450,000      484,295
     5.625%  05/15/08
   United States Treasury Notes                             800,000      818,626
     4.750%  11/15/08
   United States Treasury Notes                             800,000      854,844
     5.500%  05/15/09
   United States Treasury Notes                             400,000      400,110
     5.625%  09/30/01
   United States Treasury Notes                             250,000      283,750
     6.500%  02/15/10
   United States Treasury Notes                           2,000,000    2,167,502
     5.750%  08/15/10
                                                                      ----------
   Total United States Treasury Obligations                            7,199,984
                                                                      ----------
   TOTAL DOMESTIC FIXED INCOME
   (IDENTIFIED COST $7,913,287)                                        8,261,708
                                                                      ----------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                         PAR VALUE      VALUE
                                                         ---------      -----
   DOMESTIC STOCKS (47.9%)

   COMMUNICATIONS (3.2%)
   AT&T Corp.                                             3,500    $     67,550
   AT&T Wireless Services, Inc.                           1,126          16,822
 * Global Crossing Ltd.                                   2,000           3,600
 * MCI WorldCom, Inc.                                     2,500          37,600
   Qwest Communications International Inc.                3,150          52,605
   SBC Communications, Inc.                               4,500         212,040
   Verizon Communications Inc.                            6,000         324,660
                                                                   ------------
   Total Communications                                                 714,877
                                                                   ------------
   CONSUMER DISCRETION (4.4%)
   Leggett & Platt, Inc.                                 17,000         331,500
   Lowes Companies, Inc.                                  9,200         291,180
   Wal-Mart Stores, Inc.                                  7,200         356,400
                                                                   ------------
   Total Consumer Discretion                                            979,080
                                                                   ------------
   CONSUMER STAPLES (5.5%)
   Anheuser-Busch, Inc.                                   4,400         184,272
 * AOL Time Warner Inc.                                   2,800          92,680
   PepsiCo, Inc.                                          8,000         388,000
   Philip Morris Companies Inc.                           5,800         280,082
   Sysco Corp.                                            7,500         191,550
   Walt Disney Co.                                        3,900          72,618
                                                                   ------------
   Total Consumer Staples                                             1,209,202
                                                                   ------------
   ENERGY / RESOURCES (3.9%)
   Conoco, Inc.                                           1,103          27,950
   Exxon Mobil Corp.                                      8,712         343,253
   Royal Dutch Petroleum Co.                              3,950         198,487
   Unocal Corp.                                           3,900         126,750
   Valero Energy Corp.                                    5,000         175,500
                                                                   ------------
   Total Energy / Resources                                             871,940
                                                                   ------------
   FINANCE (8.6%)
   American International Group, Inc.                     4,912         383,136
   Citigroup Inc.                                         5,733         232,186
   Federal National Mortgage Association                  6,300         504,378
   J.P. Morgan Chase & Co.                                9,750         332,963
   The St. Paul Companies Inc.                            5,700         234,954
   Wells Fargo & Co.                                      4,600         204,470
                                                                   ------------
   Total Finance                                                      1,892,087
                                                                   ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                         ------         -----
   HEALTH CARE (7.1%)
   Abbott Laboratories                                    3,800    $    197,030
   American Home Products Corp.                           5,400         314,550
 * Amgen, Inc.                                            2,000         117,540
   Johnson & Johnson, Inc.                               10,200         565,080
   Merck & Co.                                            3,400         226,440
   Pfizer, Inc.                                           3,500         140,350
                                                                   ------------
   Total Health Care                                                  1,560,990
                                                                   ------------
   INDUSTRIALS (4.1%)
 * AMR Corp.                                              4,000          76,560
   General Electric Co.                                  14,320         532,704
   Tyco International Ltd.                                4,000         182,000
   United Techonologies Corp.                             2,600         120,900
                                                                   ------------
   Total Industrials                                                    912,164
                                                                   ------------
   INFORMATION TECHNOLOGY (6.4%)
 * Avaya Inc.                                               275           2,723
 * Cisco Systems, Inc.                                    9,100         110,838
   Corning Inc.                                           1,800          15,876
 * EMC Corp.                                              4,200          49,350
   Intel Corp.                                           10,800         220,212
   International Business Machines Corp.                  3,200         295,360
 * Microsoft Corp.                                        8,000         409,360
   Motorola, Inc.                                         3,500          54,600
   Nortel Networks Corp.                                  6,790          38,092
 * Oracle Corp.                                           8,800         110,704
 * Sun Microsystems, Inc.                                 4,000          33,080
   Texas Instuments Inc.                                  3,000          74,940
                                                                   ------------
   Total Information Technology                                       1,415,135
                                                                   ------------
   MATERIALS (1.6%)
   Bemis Co.                                              3,300         131,505
   Du Pont (E.I.) De Nemours and Co.                      1,926          72,264
   Nucor Corp.                                            3,600         142,920
                                                                   ------------
   Total Materials                                                      346,689
                                                                   ------------
   UTILITIES (1.3%)
   Duke Energy Corp.                                      4,000         151,400
   Enron Corp.                                            5,000         136,150
                                                                   ------------
   Total Utilities                                                      287,550
                                                                   ------------
   NON-CLASSIFIED (1.8%)
   S&P 500 Depositary Receipt (SPDR)                      3,900         407,316
                                                                   ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                         ------         -----
   TOTAL DOMESTIC STOCKS
   (IDENTIFED COST $8,970,688)                                     $ 10,597,030
                                                                   ------------
   TOTAL DOMESTIC SECURITIES
   (IDENTIFIED COST $16,883,975)                                     18,858,738
                                                                   ------------

   INTERNATIONAL SECURITIES (12.8%)
                                                       PAR VALUE
                                                   (LOCAL CURRENCY)    VALUE
                                                   ----------------    -----
** INTERNATIONAL FIXED INCOME (0.0%)
   BAE Systems PLC
   7.450%  11/29/03                    GBP                 243              254
                                                                   ------------

   TOTAL INTERNATIONAL FIXED INCOME
   (IDENTIFIED COST $525)                                                   254
                                                                   ------------

   INTERNATIONAL STOCKS (12.8%)                          SHARES         VALUE
                                                         ------         -----
   AUSTRALIA (0.6%)
   BHP Billiton Ltd.                                      2,066           8,748
 * ishares MSCI Australia Index Fund                     13,000         100,230
   National Australia Bank Ltd.                           1,000          12,663
                                                                   ------------
   Total Australia                                                      121,641
                                                                   ------------
   BELGIUM (0.2%)
 * ishares MCSI Belgium Index Fund                        4,400          46,860
                                                                   ------------
   BRAZIL (0.1%)
 * ishares MSCI Brazil Index Fund                         2,600          23,920
                                                                   ------------
   CANADA (0.5%)
 * ishares MSCI Canada Index Fund                         9,500          91,675
 * Methanex Corp.                                         3,000          14,566
                                                                   ------------
   Total Canada                                                         106,241
                                                                   ------------
   FINLAND (0.1%)
   Nokia ADR                                              2,000          31,300
                                                                   ------------
   FRANCE (0.8%)
 * ishares MSCI France Index Fund                        11,000         185,680
                                                                   ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                         ------         -----
   GERMANY (0.8%)
 * ishares MSCI Germany Index Fund                       13,300    $    165,452
                                                                   ------------
   HONG KONG / CHINA (0.4%)
 * ishares MSCI Hong Kong Index Fund                     10,300          81,679
                                                                   ------------
   ITALY (0.6%)
 * ishares MSCI Italy Index Fund                          8,000         120,800
                                                                   ------------
   JAPAN (3.5%)
 + Hokkaido Takushoku Bank Ltd.                          12,000             101
 * ishares MSCI Japan Index Fund                         91,800         771,120
                                                                   ------------
   Total Japan                                                          771,221
                                                                   ------------
   MEXICO (0.1%)
 * ishares MSCI Mexico Index Fund                         1,700          20,995
                                                                   ------------
   NETHERLANDS (0.6%)
 * ishares MSCI Netherlands Index Fund                    8,700         139,200
                                                                   ------------
   NORWAY (0.1%)
   Gjensidige NOR Sparebank                                 500          13,248
   Tomra Systems ASA                                      1,200          12,785
                                                                   ------------
   Total Norway                                                          26,033
                                                                   ------------
   SINGAPORE (0.1%)
   Elec & Eltek International Co. Ltd.                    3,670           9,138
   Overseas Chinese Banking Corp. Ltd.                    2,310          12,359
   United Overseas Bank Ltd.                              2,112          11,479
                                                                   ------------
   Total Singapore                                                       32,976
                                                                   ------------
   SOUTH KOREA (0.1%)
 * ishares MSCI South Korea Index Fund                    2,100          23,121
                                                                   ------------
   SPAIN (0.4%)
 * ishares MSCI Spain Index Fund                          5,200          97,240
                                                                   ------------
   SWEDEN (0.2%)
 * ishares MSCI Sweden Index Fund                         3,700          40,515
                                                                   ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
(CONTINUED)
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                         ------         -----
   SWITZERLAND (0.4%)
 * ishares MSCI Switzerland Index Fund                    7,100        $ 85,555
                                                                   ------------
   TAIWAN (0.1%)
 * ishares MSCI Taiwan Index Fund                         4,100          29,110
                                                                   ------------
   UNITED KINGDOM (3.1%)
   Barclays PLC                                             900          24,748
   BP PLC                                                 3,000          24,779
   Brambles Industries PLC                                2,400          11,340
 * ishares MSCI United Kingdom Index Fund                35,900         502,600
   Reuters Group PLC                                      2,500          22,009
   Royal Bank of Scotland Group PLC                       3,000          66,048
   Vodafone Group PLC                                    15,000          33,068
                                                                   ------------
   Total United Kingdom                                                 684,592
                                                                   ------------
   TOTAL INTERNATIONAL STOCKS
   (IDENTIFIED COST $3,742,706)                                       2,834,131
                                                                   ------------
   TOTAL INTERNATIONAL SECURITIES
   (IDENTIFIED COST $3,743,231)                                       2,834,385
                                                                   ------------
   TOTAL INVESTMENTS: 98.0%
   (IDENTIFIED COST $20,627,206)                                     21,693,123

   OTHER ASSETS LESS LIABILITIES: 2.0%                                  434,183
                                                                   ------------

   NET ASSETS: 100.0%                                              $ 22,127,306
                                                                   ============

----------
                                    LEGEND:
GBP  British pound
ADR  American depositary receipt.
*    Non-income producing security.
**   Amount represents less than 0.1%.
+    De-listed / bankrupt security; valued by management (Note 1).

                     (See "Notes to Financial Statements")

                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1991 - September 30, 2001

            Past performance is not predictive of future performance

               BB&K DIVERSA FUND    MSCI WORLD (LOCAL CURRENCY)   MSCI WORLD (US$)    SALOMON BROS. WGBI (US$)
               -----------------    ---------------------------   ----------------    ------------------------
Sep-91            $10,000                    $10,000                  $10,000                 $10,000
Dec-91            $10,439                    $10,033                  $10,417                 $10,796
Mar-92            $10,143                    $ 9,576                  $ 9,566                 $10,434
Jun-92            $10,354                    $ 9,392                  $ 9,738                 $11,134
Sep-92            $10,519                    $ 9,407                  $ 9,899                 $11,830
Dec-92            $10,891                    $ 9,901                  $ 9,873                 $11,394
Mar-93            $11,714                    $10,555                  $10,719                 $12,002
Jun-93            $11,991                    $10,996                  $11,370                 $12,352
Sep-93            $12,638                    $11,503                  $11,903                 $12,911
Dec-93            $13,241                    $11,977                  $12,095                 $12,905
Mar-94            $12,528                    $11,693                  $12,168                 $12,906
Jun-94            $12,165                    $11,752                  $12,534                 $12,992
Sep-94            $12,236                    $11,915                  $12,802                 $13,144
Dec-94            $12,001                    $11,879                  $12,708                 $13,208
Mar-95            $12,578                    $11,720                  $13,303                 $14,652
Jun-95            $13,335                    $12,198                  $13,871                 $15,433
Sep-95            $13,806                    $13,375                  $14,647                 $15,272
Dec-95            $14,466                    $14,186                  $15,342                 $15,722
Mar-96            $14,747                    $14,966                  $15,967                 $15,428
Jun-96            $14,972                    $15,536                  $16,430                 $15,490
Sep-96            $15,199                    $15,779                  $16,648                 $15,913
Dec-96            $16,009                    $16,542                  $17,411                 $16,292
Mar-97            $15,944                    $17,107                  $17,461                 $15,618
Jun-97            $17,457                    $19,563                  $20,089                 $16,091
Sep-97            $18,108                    $20,447                  $20,664                 $16,296
Dec-97            $18,120                    $20,255                  $20,155                 $16,330
Mar-98            $19,794                    $23,309                  $23,041                 $16,458
Jun-98            $19,909                    $23,830                  $23,510                 $16,785
Sep-98            $18,632                    $20,540                  $20,692                 $18,183
Dec-98            $20,592                    $24,441                  $25,060                 $18,829
Mar-99            $20,670                    $25,981                  $25,954                 $18,102
Jun-99            $21,397                    $27,597                  $27,192                 $17,478
Sep-99            $20,355                    $26,457                  $26,790                 $18,270
Dec-99            $21,564                    $31,206                  $31,309                 $18,026
Mar-00            $22,067                    $31,939                  $31,630                 $18,057
Jun-00            $21,396                    $31,079                  $30,508                 $18,031
Sep-00            $21,162                    $30,266                  $28,976                 $17,557
Dec-00            $20,691                    $28,126                  $27,183                 $18,312
Mar-01            $19,365                    $25,315                  $23,692                 $17,755
Jun-01            $19,842                    $26,205                  $24,316                 $17,477
Sep-01            $18,374                    $21,910                  $20,821                 $18,727

                          AVERAGE ANNUAL TOTAL RETURN *

          1 Year                      5 Year                   10 Year
          ------                      ------                   -------
          -13.17%                      3.87%                    6.27%

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund since October 1, 1991. We compare this investment to the growth of the Morgan Stanley World Stock Index and the Salomon Brothers World Government Bond Index over the same time period. The Morgan Stanley World Stock Index, which measures the performance of the U.S. and international stock markets, is given in both U.S. dollar and local currency terms. This index does not measure the performance of the Fund's other asset classes, including bonds. Therefore, we also provide return data for the Salomon Brothers World Government Bond Index, which measures the U.S. dollar performance of government bonds in the U.S. and seventeen other developed countries. These indices do not measure the performance of the stock or bond markets in developing countries. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund would have grown to $18,727 by September 30, 2001.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS

Investments, at value (Identified cost $20,627,206)                $ 21,693,123
Cash                                                                    326,891
Dividend, interest and recoverable foreign taxes receivable             151,377
Prepaid expenses                                                          8,346
Other assets                                                              4,838
                                                                   ------------

       Total assets                                                  22,184,575
                                                                   ------------
LIABILITIES

Advisory fees (Note 3)                                                    9,403
Accrued expenses                                                         47,866
                                                                   ------------

       Total liabilities                                                 57,269
                                                                   ------------
Net assets (equivalent to $10.39 per share of no
  par value capital stock, representing the offering
  and redemption price for 2,128,714 shares
  outstanding, unlimited number of shares authorized)              $ 22,127,306
                                                                   ============
Net assets consist of:
  Capital paid-in                                                  $ 21,296,578
  Accumulated net investment loss                                      (190,778)
  Accumulated net realized loss on investments                          (44,407)
  Unrealized appreciation /(depreciation):
     Investments                                                      1,065,617
     Foreign currency translation                                            (4)
                                                                   ------------

                                                                   $ 22,127,006
                                                                   ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,027)               $   206,019
  Interest                                                              611,815
                                                                    -----------
     Total income                                                       817,834
                                                                    -----------

EXPENSES
  Advisory fees (Note 3)                           $   247,120
  Custodian fees                                        85,353
  Transfer agent fees                                   41,552
  Professional fees                                     58,183
  Administrative service fees                           32,342
  Trustee fees and expenses (Note 3)                    20,023
  Registration expense                                   9,728
  Shareholder reports                                    2,289
  Other                                                  1,516
                                                   -----------
     Total expenses                                                     498,106
     Less: expenses waived                                              (87,224)
                                                                    -----------
     Net expenses                                                       410,882
                                                                    -----------

     Net investment income                                              406,952
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS

  Net realized loss on investments
    and foreign currency transactions                                  (450,601)
  Net change in unrealized loss on
    investments and foreign currency translation                     (3,550,091)
                                                                    -----------

     Net loss on investments and foreign currency  transactions      (4,000,692)
                                                                    -----------

  Net decrease in net assets resulting from operations              $(3,593,740)
                                                                    ===========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        For the Year Ended    For the Year Ended
                                                        September 30, 2001    September 30, 2000
                                                        ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                                    $    406,952         $    558,204
  Net realized gain (loss) on investments
    and foreign currency transactions                          (450,601)           1,093,039
  Net change in unrealized loss on investments
    and foreign currency translation                         (3,550,091)            (237,433)
                                                           ------------         ------------

  Net increase (decrease) resulting from operations          (3,593,740)           1,413,810
                                                           ------------         ------------
Distributions to Shareholders from:
  Net investment income                                        (642,839)            (540,898)
  Net realized gain                                            (837,519)          (1,998,030)
                                                           ------------         ------------

  Total distributions                                        (1,480,358)          (2,538,928)
                                                           ------------         ------------
Fund Share Transactions:
  Proceeds from shares sold                                     341,705            1,767,721
  Net asset value of shares issued on
    reinvestment of distributions                             1,211,542            2,284,009
  Cost of shares redeemed                                    (4,831,721)          (6,995,229)
                                                           ------------         ------------
  Net decrease resulting from
    Fund share transactions                                  (3,278,474)          (2,943,499)
                                                           ------------         ------------

  Net decrease                                               (8,352,572)          (4,068,617)

NET ASSETS
  Beginning of year                                          30,479,878           34,548,495
                                                           ------------         ------------
  End of year (including accumulated
    net investment income/(loss) of $(190,778)
    and $471,592, respectively)                            $ 22,127,306         $ 30,479,878
                                                           ============         ============
NUMBER OF FUND SHARES
  Sold                                                           30,470              136,907
  Issued on reinvestment of distributions                       103,110              181,644
  Redeemed                                                     (419,820)            (544,011)
                                                           ------------         ------------

  Net decrease                                                 (286,240)            (225,460)
                                                           ============         ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                   For the Year Ended September 30,
                                                          --------------------------------------------------
                                                           2001       2000       1999       1998       1997
                                                          ------     ------     ------     ------     ------
Net asset value, beginning of year                        $12.62     $13.08     $12.99     $13.91     $13.39
                                                          ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income *                                   0.19       0.23       0.28       0.13       0.40

  Net realized / unrealized gain on
     investments and foreign currency                      (1.78)      0.29       0.90       0.23       1.92
                                                          ------     ------     ------     ------     ------

Total from investment operations                           (1.59)      0.52       1.18       0.36       2.32
                                                          ------     ------     ------     ------     ------

LESS DISTRIBUTIONS:
  Net investment income                                    (0.28)     (0.21)     (0.13)     (0.23)     (0.42)
  Net realized gain                                        (0.36)     (0.77)     (0.96)     (1.05)     (1.38)
                                                          ------     ------     ------     ------     ------

Total distributions                                        (0.64)     (0.98)     (1.09)     (1.28)     (1.80)
                                                          ------     ------     ------     ------     ------

Net asset value, end of year                              $10.39     $12.62     $13.08     $12.99     $13.91
                                                          ======     ======     ======     ======     ======

TOTAL RETURN                                              (13.17)%     3.97%      9.25%      2.98%     19.14%

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of year (millions)                      $ 22.1     $ 30.5     $ 34.5     $ 35.3     $ 37.5

  Ratio of expenses to average net assets:
    Before fees waived / reimbursed                         1.91%      2.00%      1.95%      1.86%      1.84%
    After fees waived / reimbursed                          1.57%      1.78%      1.95%      1.80%      1.84%

  Ratio of net investment income to average net assets:
    Before fees waived / reimbursed                         1.22%      1.45%      1.51%      1.34%      1.87%
    After fees waived / reimbursed                          1.56%      1.68%      1.51%      1.34%      1.87%

Portfolio turnover rate                                       31%        36%        54%        59%        66%

* Net investment income per share has been computed before adjustments for book / tax differences.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is the sole series of the Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION

Each listed investment security, except U.S. Government obligations, is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. U.S. Government obligations are stated at the mean between the current closing bid and asked price as reported by an outside pricing service. Securities traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith under procedures established by the Board of Trustees. Short-term investments with a maturity of 60 days or less are valued at amortized cost that approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated receivables and payables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments is included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("Contracts"). Additionally, from time to time the Fund may enter into Contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the Contract is settled. Risks may arise upon entering into these Contracts from the potential inability of counterparties to meet the terms of their Contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPTIONS

The Fund may write and purchase call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

The Fund may also purchase put and call options. The Fund pays a premium that is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing a put or call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for federal income or excise taxes.

At September 30, 2001, the Fund has a capital loss carryforward totaling $24,524 that will expire on September 30, 2009. The Fund does not intend to make any capital gain distributions until its capital loss carryforward has been extinguished.

In order the meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gain and net foreign currency gain realized during a twelve-month period ending October 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1 and the end of its fiscal year. The Fund has incurred such capital losses totaling $210,768 and will elect to defer it.

At the end of each year, capital paid-in, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment income (loss) and accumulated net realized gain (loss) on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $7,729,369 and $11,277,170, respectively. Purchases and sales of long-term U.S. Government obligations aggregated $2,651,299 and $1,077,840, respectively.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor"). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

     .95% of the first $75,000,000 of the average net assets of the Fund; .80% on the next $75,000,000;
     .65% on amounts in excess of $150,000,000.

The Fund is responsible for its own operating expenses. Commencing on January 1, 2000 and through June 30, 2000, the Advisor agreed to limit the Fund's total expenses to not more than 1.75% of the average daily net assets. From July 1, 2000 through December 31, 2000, the Advisor further limited the Fund's total expenses to 1.60%. The Advisor further reduced such expenses to 1.55% from January 1, 2001 through June 30, 2001, and is reducing such expenses to 1.50% from July 1, 2001 through December 31, 2001. For the year ended September 30, 2001, the Advisor waived fees of $87,224.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year ($5,000 effective December 31, 2001) plus an attendance fee of $400 for each Trustees' meeting attended and related travel expenses.

Fund shareholders who each held in excess of 5% of the Fund's shares outstanding at September 30, 2001, held in the aggregate 12.31% of the Fund's shares.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at September 30, 2001, based on a cost of $20,627,098 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                             $ 3,588,452
     Gross unrealized depreciation                              (2,522,427)
                                                               -----------

     Net unrealized appreciation                               $ 1,066,025
                                                               ===========

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Bailard, Biehl & Kaiser Diversa Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Diversa Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
November 9, 2001

BAILARD, BIEHL & KAISER DIVERSA FUND

--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

During the year ended September 30, 2001, the Fund distributed long-term capital gains in the amount of $837,519.